Exhibit 10.7

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”), dated as of April 28, 2016 (the “Effective Date”), is entered into by and among GENESIS HEALTHCARE, INC., a Delaware corporation (“Genesis Healthcare”), and Genesis Healthcare’s direct and indirect subsidiaries listed on Annex I hereto (together with Genesis Healthcare, collectively, “Borrowers”), the financial institutions who are or hereafter become parties to the Credit Agreement (as defined below) as lenders (the “Lenders”) and L/C issuers (“L/C Issuers”) and HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company, as Administrative Agent for the Lenders and L/C Issuers (in such capacity, and together with its successors and permitted assigns, “Administrative Agent”).

WHEREAS, Borrowers, the Lenders, L/C Issuers and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of February 2, 2015, (as it may have been amended, restated, supplemented or otherwise modified through the date hereof, the “Existing Credit Agreement” and as amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Administrative Agent, L/C Issuers and Lenders have agreed, among other things, to provide to Borrowers certain loans and other financial accommodations in accordance with the terms and conditions set forth therein;

WHEREAS, Borrowers have requested that Administrative Agent and each Lender agree to amend certain provisions of the Existing Credit Agreement to, in accordance with Section 2.21 of the Credit Agreement, reflect a reduction in the Revolving Credit Commitments in connection with a corresponding increase in the commitments under the HUD Sub-Facility Credit Agreement, which is being amended on or about the date hereof; and

WHEREAS, Administrative Agent and each Lender is willing to agree to Borrowers’ request for such amendments, subject to and in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, Borrowers, Administrative Agent, each Lender and each L/C Issuer each hereby agrees as follows:

1.         Recitals; Definitions.    The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.  All capitalized terms used herein (including, without limitation, in the foregoing recitals) and not defined herein shall have the meanings given to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.4 thereof are incorporated herein mutatis mutandis.

2.         Amendment to the Existing Credit Agreement.  Subject to the terms and conditions of this Amendment, including, without limitation, the conditions to effectiveness set forth in Section 3 below, the Existing Credit Agreement is hereby amended by replacing Schedule I of the Existing Credit Agreement in its entirety with Schedule I attached hereto.

3.         Conditions.  The effectiveness of this Agreement is subject to the following conditions, each in form and substance satisfactory to Administrative Agent:

(a)        Administrative Agent has received a fully executed copy of this Amendment;

(b)        Loan Parties shall have paid all fees, costs and expenses associated with the Amendment; and

(c)        Loan Parties shall have delivered such further documents, information, certificates, records and filings as Administrative Agent may reasonably request.

4.         Reaffirmation of Loan Documents.  By executing and delivering this Agreement, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Credit Agreement, the Notes and the other Loan Documents, as applicable, (ii) agrees that this Agreement shall be a “Loan Document” under the Credit Agreement and (iii) hereby expressly agrees that the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect.

5.         Reaffirmation of Grant of Security Interest in Collateral.  Each Loan Party hereby expressly reaffirms, ratifies and confirms its obligations under the Security Agreement, including its mortgage, grant, pledge and hypothecation to Administrative Agent for the benefit of the Secured Parties, of the Lien on and security interest in, all of its right, title and interest in, all of the Collateral.

6.         Confirmation of Representations and Warranties; Liens; No Default.  Each Loan Party that is party hereto hereby confirms that (i) all of the representations and warranties set forth in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof as if made on the date hereof and as if fully set forth herein, except to the extent (A) such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date) or (B) any such representation or warranty is no longer true, correct or complete due to the occurrence of one or more events that are permitted to occur (or are not otherwise prohibited) under the Loan Documents, (ii) there are no continuing Defaults or Events of Default that have not been waived or cured, (iii) subject to the terms and conditions of the Loan Documents,  Administrative Agent has and shall continue to have valid, enforceable and perfected Liens on the Collateral with the priority set forth in the Intercreditor Agreement, for the benefit of the Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of the Secured Parties, subject only to Liens expressly permitted pursuant to Section 8.2 of the Credit Agreement, and (iv) the agreements and obligations of Borrowers and each other Loan Party contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of Borrowers and each other Loan Party, enforceable against Borrowers and each other Loan Party in accordance with their respective terms, except to the extent limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance, or other similar laws affecting creditors’ rights generally.

7.         No Other Amendments.  Except as expressly set forth in this Agreement, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.  This Agreement shall be limited precisely and expressly as drafted and shall not be construed as consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Credit Agreement or any other Loan Document.

8.         Release.  As of the date of this Agreement, each Loan Party (i) agrees that, to its knowledge, Administrative Agent, each L/C Issuer and each Lender has fully complied with its obligations under each Loan Document required to be performed prior to the date hereof, (ii) agrees that no Loan Party has any defenses to the validity, enforceability or binding effect of any Loan Document and (iii) fully and irrevocably releases any claims of any nature whatsoever that it may now have against Administrative Agent, each L/C Issuer and each Lender and relating in any way to this Agreement, the Loan Documents or the transactions contemplated thereby.

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9.         Costs and Expenses.  The payment of all fees, costs and expenses incurred by Administrative Agent in connection with the preparation and negotiation of this Agreement shall be governed by Section 11.3 of the Credit Agreement.

10.         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11.         Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Loan Documents.

12.         Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

13.         Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.  Any party delivering an executed counterpart of this Agreement by facsimile transmission or Electronic Transmission shall also deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or has caused the same to be executed by its duly authorized representatives as of the date first above written.

BORROWERS:	GENESIS HEALTHCARE, INC.
a Delaware corporation

	By:	/s/ Michael Berg
	Name:	Michael Berg
	Title:	Assistant Secretary

GENESIS HEALTHCARE LLC
a Delaware limited liability company

	By:	/s/ Michael Berg
	Name:	Michael Berg
	Title:	Assistant Secretary

EACH OF THE ENTITIES LISTED ON ANNEX I ATTACHED HERETO:

By: Genesis HealthCare LLC, its authorized agent

	By:	/s/ Michael Berg
	Name:	Michael Berg
	Title:	Assistant Secretary

[Signatures Continue on Following Pages]

ADMINISTRATIVE AGENT:
HEALTHCARE FINANCIAL SOLUTIONS, LLC, a
Delaware limited liability company

	By:	/s/ Thomas A. Buckelew
	Name:	Thomas A. Buckelew
	Title:	Duly Authorized Signatory

L/C ISSUER:
HEALTHCARE FINANCIAL SOLUTIONS, LLC, a
Delaware limited liability company

	By:	/s/ Thomas A. Buckelew
	Name:	Thomas A. Buckelew
	Title:	Duly Authorized Signatory

[Signatures Continue on Following Page]

LENDER:
HEALTHCARE FINANCIAL SOLUTIONS, LLC, in its capacity as a Revolving Credit Lender

	By:	/s/ Thomas A. Buckelew
	Name:	Thomas A. Buckelew
	Title:	Duly Authorized Signatory

[Signatures Continue on Following Page]

LENDER:
BARCLAYS BANK PLC, in its capacity as a Revolving Credit Lender

	By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[Signatures Continue on Following Page]

LENDER:
WELLS FARGO CAPITAL FINANCE, LLC, in its capacity as a Revolving Credit Lender

	By:	/s/ Henry Slauson
	Name:	Henry Slauson
	Title:	Vice President

[Signatures Continue on Following Page]

LENDER:
CAPITAL ONE, N.A., in its capacity as a Revolving Credit Lender

	By:	/s/ Thomas A. Buckelew
	Name:	Thomas A. Buckelew
	Title:	Duly Authorized Signatory

[Signatures Continue on Following Page]

LENDER:
MIDCAP FUNDING IV TRUST, in its capacity as a Revolving Credit Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management, GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[End of Signature Pages]

ANNEX I

BORROWERS

1 EMERSON DRIVE NORTH OPERATIONS LLC

1 EMERSON DRIVE SOUTH OPERATIONS LLC

1 MAGNOLIA DRIVE OPERATIONS LLC

1 SUTPHIN DRIVE OPERATIONS LLC

10 WOODLAND DRIVE OPERATIONS LLC

100 CHAMBERS STREET OPERATIONS LLC

100 EDELLA ROAD OPERATIONS LLC

100 ST. CLAIRE DRIVE OPERATIONS LLC

1000 ASSOCIATION DRIVE OPERATIONS LLC

1000 LINCOLN DRIVE OPERATIONS LLC

1000 ORWIGSBURG MANOR DRIVE OPERATIONS LLC

1000 SCHUYLKILL MANOR ROAD OPERATIONS LLC

101 13TH STREET OPERATIONS LLC

1020 SOUTH MAIN STREET OPERATIONS LLC

106 TYREE STREET OPERATIONS LLC

1080 SILVER LAKE BOULEVARD OPERATIONS LLC

11 DAIRY LANE OPERATIONS LLC

1100 NORMAN ESKRIDGE HIGHWAY OPERATIONS LLC

1104 WELSH ROAD OPERATIONS LLC

1113 NORTH EASTON ROAD OPERATIONS LLC

1145 POQUONNOCK ROAD OPERATIONS LLC

115 EAST MELROSE AVENUE OPERATIONS LLC

115 SUNSET ROAD OPERATIONS LLC

1201 RURAL AVENUE OPERATIONS LLC

1203 WALKER ROAD OPERATIONS LLC

12-15 SADDLE RIVER ROAD OPERATIONS LLC

12325 NEW HAMPSHIRE AVENUE DIALYSIS SERVICES LLC

12325 NEW HAMPSHIRE AVENUE OPERATIONS LLC

1240 PINEBROOK ROAD, LLC

1245 CHURCH ROAD OPERATIONS LLC

125 HOLLY ROAD OPERATIONS LLC

1251 RURAL AVENUE OPERATIONS LLC

128 EAST STATE STREET ASSOCIATES, LLC

1350 E. LOOKOUT DRIVE OPERATIONS LLC

1361 ROUTE 72 WEST OPERATIONS LLC

140 PRESCOTT STREET OPERATIONS LLC

1400 WOODLAND AVENUE OPERATIONS LLC

1400 WOODLAND AVENUE PROPERTY LLC

1419 ROUTE 9 NORTH OPERATIONS LLC

144 MAGNOLIA DRIVE OPERATIONS LLC

150 EDELLA ROAD OPERATIONS LLC

1501 SE 24TH ROAD, LLC

1515 LAMBERTS MILL ROAD OPERATIONS LLC

1526 LOMBARD STREET SNF OPERATIONS LLC

1539 COUNTRY CLUB ROAD OPERATIONS LLC

1543 COUNTRY CLUB ROAD MANOR OPERATIONS LLC

Schedule I

16 FUSTING AVENUE OPERATIONS LLC

161 BAKERS RIDGE ROAD OPERATIONS LLC

1631 RITTER DRIVE OPERATIONS LLC

1680 SPRING CREEK ROAD OPERATIONS LLC

1700 PINE STREET OPERATIONS LLC

1700 WYNWOOD DRIVE OPERATIONS LLC

1718 SPRING CREEK ROAD OPERATIONS LLC

175 BLUEBERRY LANE OPERATIONS LLC

1775 HUNTINGTON LANE, LLC

1785 SOUTH HAYES STREET OPERATIONS LLC

1801 TURNPIKE STREET OPERATIONS LLC

1801 WENTWORTH ROAD OPERATIONS LLC

184 BETHLEHEM PIKE OPERATIONS LLC

191 HACKETT HILL ROAD OPERATIONS LLC

1980 SUNSET POINT ROAD, LLC

2 DEER PARK DRIVE OPERATIONS LLC

20 MAITLAND STREET OPERATIONS LLC

20 SUMMIT STREET OPERATIONS LLC

200 MARTER AVENUE OPERATIONS LLC

200 REYNOLDS AVENUE OPERATIONS LLC

200 SOUTH RITCHIE AVENUE OPERATIONS LLC

201 WOOD STREET OPERATIONS LLC

205 ARMSTRONG AVENUE OPERATIONS LLC

2101 FAIRLAND ROAD OPERATIONS LLC

211-213 ANA DRIVE OPERATIONS LLC

22 SOUTH STREET OPERATIONS LLC

22 TUCK ROAD OPERATIONS LLC

2240 WHITE HORSE MERCERVILLE ROAD OPERATIONS LLC

225 EVERGREEN ROAD OPERATIONS LLC

227 EVERGREEN ROAD OPERATIONS LLC

227 PLEASANT STREET OPERATIONS LLC

2305 RANCOCAS ROAD OPERATIONS LLC

239 PLEASANT STREET OPERATIONS LLC

24 OLD ETNA ROAD OPERATIONS LLC

24 TRUCKHOUSE ROAD OPERATIONS LLC

240 BARKER ROAD OPERATIONS LLC

25 EAST LINDSLEY ROAD OPERATIONS LLC

25 RIDGEWOOD ROAD OPERATIONS LLC

2507 CHESTNUT STREET OPERATIONS LLC

2600 HIGHLANDS BOULEVARD, NORTH, LLC

2601 EVESHAM ROAD OPERATIONS LLC

262 TOLL GATE ROAD OPERATIONS LLC

2720 CHARLES TOWN ROAD OPERATIONS LLC

290 HANOVER STREET OPERATIONS LLC

290 RED SCHOOL LANE OPERATIONS LLC

2900 TWELFTH STREET NORTH, LLC

292 APPLEGARTH ROAD OPERATIONS LLC

3 INDUSTRIAL WAY EAST OPERATIONS LLC

3 PARK DRIVE OPERATIONS LLC

30 PRINCETON BOULEVARD OPERATIONS LLC

Schedule I

30 WEBSTER STREET OPERATIONS LLC

30 WEST AVENUE OPERATIONS LLC

300 COURTRIGHT STREET OPERATIONS LLC

3000 BALFOUR CIRCLE OPERATIONS LLC

3001 EVESHAM ROAD OPERATIONS LLC

302 CEDAR RIDGE ROAD OPERATIONS LLC

315 UPPER RIVERDALE ROAD LLC

32 HOSPITAL HILL ROAD OPERATIONS LLC

3227 BEL PRE ROAD OPERATIONS LLC

329 EXEMPLA CIRCLE OPERATIONS LLC

330 FRANKLIN TURNPIKE OPERATIONS LLC

331 HOLT LANE OPERATIONS LLC

333 GRAND AVENUE OPERATIONS LLC

333 GREEN END AVENUE OPERATIONS LLC

3330 WILKENS AVENUE OPERATIONS LLC

3330 WILKENS AVENUE PROPERTY LLC

336 SOUTH WEST END AVENUE OPERATIONS LLC

3485 DAVISVILLE ROAD OPERATIONS LLC

35 MARC DRIVE OPERATIONS LLC

35 MILKSHAKE LANE OPERATIONS LLC

350 HAWS LANE OPERATIONS LLC

3590 WASHINGTON PIKE OPERATIONS LLC

3590 WASHINGTON PIKE PROPERTY LLC

3809 BAYSHORE ROAD OPERATIONS LLC

3865 TAMPA ROAD, LLC

390 RED SCHOOL LANE OPERATIONS LLC

4 HAZEL AVENUE OPERATIONS LLC

40 PARKHURST ROAD OPERATIONS LLC

400 GROTON ROAD OPERATIONS LLC

4140 OLD WASHINGTON HIGHWAY OPERATIONS LLC

422 23RD STREET OPERATIONS LLC

438 23RD STREET OPERATIONS LLC

44 KEYSTONE DRIVE OPERATIONS LLC

440 NORTH RIVER STREET OPERATIONS LLC

450 EAST PHILADELPHIA AVENUE OPERATIONS LLC

455 BRAYTON AVENUE OPERATIONS LLC

4602 NORTHGATE COURT, LLC

462 MAIN STREET OPERATIONS LLC

464 MAIN STREET OPERATIONS LLC

4901 NORTH MAIN STREET OPERATIONS LLC

4927 VOORHEES ROAD, LLC

5 ROLLING MEADOWS DRIVE OPERATIONS LLC

50 MULBERRY TREE STREET OPERATIONS LLC

500 EAST PHILADELPHIA AVENUE OPERATIONS LLC

500 SOUTH DUPONT BOULEVARD OPERATIONS LLC

5101 NORTH PARK DRIVE OPERATIONS LLC

515 BRIGHTFIELD ROAD OPERATIONS LLC

525 GLENBURN AVENUE OPERATIONS LLC

530 MACOBY STREET OPERATIONS LLC

536 RIDGE ROAD OPERATIONS LLC

Schedule I

54 SHARP STREET OPERATIONS LLC

5485 PERKIOMEN AVENUE OPERATIONS LLC

549 BALTIMORE PIKE OPERATIONS LLC

55 COOPER STREET OPERATIONS LLC

550 GLENWOOD OPERATIONS LLC

550 GLENWOOD PROPERTY LLC

5501 PERKIOMEN AVENUE OPERATIONS LLC

56 WEST FREDERICK STREET OPERATIONS LLC

59 HARRINGTON COURT OPERATIONS LLC

590 NORTH POPLAR FORK ROAD OPERATIONS LLC

600 PAOLI POINTE DRIVE OPERATIONS LLC

6000 BELLONA AVENUE OPERATIONS LLC

6040 HARFORD ROAD OPERATIONS LLC

61 COOPER STREET OPERATIONS LLC

610 DUTCHMAN'S LANE OPERATIONS LLC

610 TOWNBANK ROAD OPERATIONS LLC

613 HAMMONDS LANE OPERATIONS LLC

625 STATE HIGHWAY 34 OPERATIONS LLC

63 COUNTRY VILLAGE ROAD OPERATIONS LLC

642 METACOM AVENUE OPERATIONS LLC

65 COOPER STREET OPERATIONS LLC

650 EDISON AVENUE OPERATIONS LLC

656 DILLON WAY OPERATIONS LLC

660 COMMONWEALTH AVENUE OPERATIONS LLC

677 COURT STREET OPERATIONS LLC

699 SOUTH PARK ROAD OPERATIONS LLC

7 BALDWIN STREET OPERATIONS LLC

70 GILL AVENUE OPERATIONS LLC

700 MARVEL ROAD OPERATIONS LLC

700 TOLL HOUSE AVENUE OPERATIONS LLC

700 TOWN BANK ROAD OPERATIONS LLC

710 JULIAN ROAD OPERATIONS LLC

710 JULIAN ROAD PROPERTY LLC

715 EAST KING STREET OPERATIONS LLC

72 SALMON BROOK DRIVE OPERATIONS LLC

723 SUMMERS STREET OPERATIONS LLC

7232 GERMAN HILL ROAD OPERATIONS LLC

735 PUTNAM PIKE OPERATIONS LLC

7395 W. EASTMAN PLACE OPERATIONS LLC

75 HICKLE STREET OPERATIONS LLC

7520 SURRATTS ROAD OPERATIONS LLC

7525 CARROLL AVENUE OPERATIONS LLC

77 MADISON AVENUE OPERATIONS LLC

7700 YORK ROAD OPERATIONS LLC

777 LAFAYETTE ROAD OPERATIONS LLC

78 OPAL STREET LLC

8 ROSE STREET OPERATIONS LLC

80 MADDEX DRIVE OPERATIONS LLC

800 WEST MINER STREET OPERATIONS LLC

8015 LAWNDALE STREET OPERATIONS LLC

Schedule I

810 SOUTH BROOM STREET OPERATIONS LLC

8100 WASHINGTON LANE OPERATIONS LLC

825 SUMMIT STREET OPERATIONS LLC

84 COLD HILL ROAD OPERATIONS LLC

840 LEE ROAD OPERATIONS LLC

841 MERRIMACK STREET OPERATIONS LLC

843 WILBUR AVENUE OPERATIONS LLC

845 PADDOCK AVENUE OPERATIONS LLC

850 PAPER MILL ROAD OPERATIONS LLC

867 YORK ROAD OPERATIONS LLC

8710 EMGE ROAD OPERATIONS LLC

8720 EMGE ROAD OPERATIONS LLC

89 MORTON STREET OPERATIONS LLC

899 CECIL AVENUE OPERATIONS LLC

905 PENLLYN PIKE OPERATIONS LLC

91 COUNTRY VILLAGE ROAD OPERATIONS LLC

9101 SECOND AVENUE OPERATIONS LLC

9109 LIBERTY ROAD OPERATIONS LLC

9109 LIBERTY ROAD PROPERTY LLC

93 MAIN STREET SNF OPERATIONS LLC

932 BROADWAY OPERATIONS LLC

9701 MEDICAL CENTER DRIVE OPERATIONS LLC

9738 WESTOVER HILLS BOULEVARD OPERATIONS LLC

ALEXANDRIA CARE CENTER, LLC

ALTA CARE CENTER, LLC

ANAHEIM TERRACE CARE CENTER, LLC

BAY CREST CARE CENTER, LLC

BELEN MEADOWS HEALTHCARE AND REHABILITATION CENTER, LLC

BELMONT NURSING CENTER, LLC

BETA FACTOR HOME CARE, LLC

BEYONDFAITH HOMECARE & REHAB OF ALBUQUERQUE, LLC

BLUE RIVER KANSAS CITY PROPERTY, LLC

BLUE RIVER REHABILITATION CENTER, LLC

BRADFORD SQUARE NURSING, LLC

BRIER OAK ON SUNSET, LLC

CAREERSTAFF HOLDCO, INC.

CAREERSTAFF UNLIMITED, LLC

CARMEL HILLS HEALTHCARE AND REHABILITATION CENTER, LLC

CARMEL HILLS INDEPENDENCE PROPERTY, LLC

CITY VIEW VILLA, LLC

CLAIRMONT LONGVIEW PROPERTY, LLC

CLAIRMONT LONGVIEW, LLC

CLOVIS HEALTHCARE AND REHABILITATION CENTER, LLC

COLONIAL TYLER CARE CENTER, LLC

CORNERSTONE HOSPICE ARIZONA, LLC

CORNERSTONE HOSPICE CALIFORNIA, LLC

COURTYARD JV LLC

CREEKSIDE HOME CARE II, LLC

CREEKSIDE HOSPICE II, LLC

CRESTVIEW NURSING, LLC

Schedule I

DEVONSHIRE CARE CENTER, LLC

DIANE DRIVE OPERATIONS LLC

ELMCREST CARE CENTER, LLC

FALMOUTH HEALTHCARE, LLC

FC-GEN HOSPICE HOLDINGS, LLC

FC-GEN OPERATIONS INVESTMENT, LLC

FIVE NINETY SIX SHELDON ROAD OPERATIONS LLC

FLATONIA OAK MANOR, LLC

FLORIDA HOLDINGS I, LLC

FLORIDA HOLDINGS II, LLC

FLORIDA HOLDINGS III, LLC

FORT WORTH CENTER OF REHABILITATION, LLC

FORTY EIGHT NICHOLS STREET OPERATIONS LLC

FORTY SIX NICHOLS STREET OPERATIONS LLC

FORTY SIX NICHOLS STREET PROPERTY, LLC

FOUNTAIN CARE CENTER, LLC

FOUNTAIN ORANGE PROPERTY, LLC

FOUNTAIN SENIOR ASSISTED LIVING, LLC

FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC

FRANKLIN WOODS JV LLC

GEN OPERATIONS I, LLC

GEN OPERATIONS II, LLC

GENESIS ADMINISTRATIVE SERVICES LLC

GENESIS BAYVIEW JV HOLDINGS, LLC

GENESIS CARE INNOVATIONS, LLC

GENESIS CO HOLDINGS LLC

GENESIS CT HOLDINGS LLC

GENESIS DE HOLDINGS LLC

GENESIS DIAMOND OPERATIONS LLC

GENESIS ELDERCARE NETWORK SERVICES, LLC

GENESIS ELDERCARE PHYSICIAN SERVICES, LLC

GENESIS ELDERCARE REHABILITATION SERVICES, LLC

GENESIS HEALTH VENTURES OF NEW GARDEN, LLC

GENESIS HEALTHCARE, INC.

GENESIS HOLDINGS, LLC

GENESIS HOSPITALITY SERVICES LLC

GENESIS IP LLC

GENESIS MA HOLDINGS LLC

GENESIS MD HOLDINGS LLC

GENESIS NH HOLDINGS LLC

GENESIS NJ HOLDINGS LLC

GENESIS OMG OPERATIONS LLC

GENESIS OPERATIONS II LLC

GENESIS OPERATIONS III LLC

GENESIS OPERATIONS IV LLC

GENESIS OPERATIONS LLC

GENESIS OPERATIONS V LLC

GENESIS OPERATIONS VI LLC

GENESIS PA HOLDINGS LLC

GENESIS PARTNERSHIP LLC

Schedule I

GENESIS PROSTEP, LLC

GENESIS RI HOLDINGS LLC

GENESIS STAFFING SERVICES LLC

GENESIS TX HOLDINGS LLC

GENESIS VA HOLDINGS LLC

GENESIS VT HOLDINGS LLC

GENESIS WV HOLDINGS LLC

GHC BURLINGTON WOODS DIALYSIS JV LLC

GHC DIALYSIS JV LLC

GHC HOLDINGS II LLC

GHC HOLDINGS LLC

GHC JV HOLDINGS LLC

GHC MATAWAN DIALYSIS JV LLC

GHC PAYROLL LLC

GHC PROPERTY MANAGEMENT LLC

GHC RANDALLSTOWN DIALYSIS JV LLC

GHC SELECTCARE LLC

GHC TX OPERATIONS LLC

GHC WINDSOR DIALYSIS JV LLC

GRANITE LEDGES JV LLC

GRANT MANOR LLC

GREAT FALLS HEALTH CARE COMPANY, L.L.C.

GRS JV LLC

GUADALUPE SEGUIN PROPERTY, LLC

GUADALUPE VALLEY NURSING CENTER, LLC

HALLETTSVILLE REHABILITATION AND NURSING CENTER, LLC

HALLMARK INVESTMENT GROUP, LLC

HALLMARK REHABILITATION GP, LLC

HANCOCK PARK REHABILITATION CENTER, LLC

HARBORSIDE CONNECTICUT LIMITED PARTNERSHIP

By: HARBORSIDE HEALTH I LLC, its general partner

HARBORSIDE DANBURY LIMITED PARTNERSHIP

By: HARBORSIDE HEALTH I LLC, its general partner

HARBORSIDE HEALTH I LLC

HARBORSIDE HEALTHCARE ADVISORS LIMITED PARTNERSHIP

By: KHI LLC, its general partner

HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP

By: KHI LLC, its general partner

HARBORSIDE HEALTHCARE, LLC

HARBORSIDE MASSACHUSETTS LIMITED PARTNERSHIP

By: HARBORSIDE HEALTH I LLC, its general partner

HARBORSIDE NEW HAMPSHIRE LIMITED PARTNERSHIP

By: HARBORSIDE TOLEDO BUSINESS LLC, its general partner

HARBORSIDE NORTH TOLEDO LIMITED PARTNERSHIP

By: HARBORSIDE HEALTH I LLC, its general partner

HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP

By: HARBORSIDE HEALTH I LLC, its general partner

HARBORSIDE OF DAYTON LIMITED PARTNERSHIP

By: HARBORSIDE HEALTH I LLC, its general partner

HARBORSIDE OF OHIO LIMITED PARTNERSHIP

Schedule I

By: HARBORSIDE HEALTH I LLC, its general partner

HARBORSIDE POINT PLACE, LLC

HARBORSIDE REHABILITATION LIMITED PARTNERSHIP

By: CAREERSTAFF UNLIMITED, INC., its general partner

HARBORSIDE RHODE ISLAND LIMITED PARTNERSHIP

By: HARBORSIDE HEALTH I LLC, its general partner

HARBORSIDE SWANTON, LLC

HARBORSIDE SYLVANIA, LLC

HARBORSIDE TOLEDO BUSINESS LLC

HARBORSIDE TOLEDO LIMITED PARTNERSHIP

By: HARBORSIDE TOLEDO BUSINESS LLC, its general partner

HARBORSIDE TROY, LLC

HBR BARDWELL LLC

HBR BARKELY DRIVE, LLC

HBR BOWLING GREEN LLC

HBR BROWNSVILLE, LLC

HBR CAMPBELL LANE, LLC

HBR DANBURY, LLC

HBR ELIZABETHTOWN, LLC

HBR KENTUCKY, LLC

HBR LEWISPORT, LLC

HBR MADISONVILLE, LLC

HBR OWENSBORO, LLC

HBR PADUCAH, LLC

HBR STAMFORD, LLC

HBR TRUMBULL, LLC

HBR WOODBURN, LLC

HC 63 OPERATIONS LLC

HHCI LIMITED PARTNERSHIP

By: HARBORSIDE TOLEDO BUSINESS LLC, its general partner

HIGHLAND HEALTHCARE AND REHABILITATION CENTER, LLC

HOLMESDALE HEALTHCARE AND REHABILITATION CENTER, LLC

HOLMESDALE PROPERTY, LLC

HOME HEALTH CARE OF THE WEST, LLC

HOSPICE CARE OF THE WEST, LLC

HOSPITALITY LUBBOCK PROPERTY, LLC

HOSPITALITY NURSING AND REHABILITATION CENTER, LLC

HUNTINGTON PLACE LIMITED PARTNERSHIP

By: 1775 HUNTINGTON LANE, LLC, its general partner

INDEPENDENCE MISSOURI PROPERTY, LLC

KANSAS CITY TRANSITIONAL CARE CENTER, LLC

KENNETT CENTER, L.P.

By: GENESIS HEALTH VENTURES OF NEW GARDEN, INC., its general partner KHI LLC

KLONDIKE MANOR LLC

LEGACY HOME CARE II, LLC

LEGACY HOSPICE II, LLC

LEISURE YEARS NURSING, LLC

LIBERTY TERRACE HEALTHCARE AND REHABILITATION CENTER, LLC

LIBERTY TERRACE MISSOURI PROPERTY, LLC

LIVE OAK NURSING CENTER, LLC

Schedule I

LOUISBURG HEALTHCARE AND REHABILITATION CENTER, LLC

MAGNOLIA JV LLC

MARIETTA HEALTHCARE, LLC

MARYLAND HARBORSIDE LLC

MASHPEE HEALTHCARE, LLC

MASSACHUSETTS HOLDINGS I, LLC

MASTHEAD, LLC

MONTANA PREMIER CARE, LLC

MONTEBELLO CARE CENTER, LLC

MONUMENT LA GRANGE PROPERTY, LLC

MONUMENT REHABILITATION AND NURSING CENTER, LLC

NEVADA PREMIER CARE, LLC

NINE HAYWOOD AVENUE OPERATIONS LLC

OAKLAND MANOR NURSING CENTER, LLC

ODD LOT LLC

OHIO HOLDINGS I, LLC

OWENTON MANOR NURSING, LLC

PDDTSE LLC

PEAK MEDICAL ASSISTED LIVING, LLC

PEAK MEDICAL COLORADO NO. 2, LLC

PEAK MEDICAL COLORADO NO. 3, LLC

PEAK MEDICAL IDAHO OPERATIONS HOLDCO, INC.

PEAK MEDICAL IDAHO OPERATIONS, LLC

PEAK MEDICAL LAS CRUCES NO. 2, LLC

PEAK MEDICAL LAS CRUCES, LLC

PEAK MEDICAL MONTANA OPERATIONS, LLC

PEAK MEDICAL NEW MEXICO NO. 3, LLC

PEAK MEDICAL OF BOISE, LLC

PEAK MEDICAL OF COLORADO, LLC

PEAK MEDICAL OF IDAHO, LLC

PEAK MEDICAL OF ROSWELL HOLDCO, INC.

PEAK MEDICAL OF UTAH HOLDCO, INC.

PEAK MEDICAL OF UTAH, LLC

PEAK MEDICAL ROSWELL, LLC

PEAK MEDICAL, LLC

PINE TREE VILLA LLC

PM OXYGEN SERVICES, LLC

PREFERRED DESIGN, LLC

PROCARE ONE NURSES, LLC

PROPERTY RESOURCE HOLDINGS, LLC

REGENCY HEALTH SERVICES HOLDCO, INC.

REGENCY HEALTH SERVICES, LLC

REGENCY NURSING, LLC

RESPIRATORY HEALTH SERVICES LLC

RIO HONDO SUBACUTE AND NURSING CENTER, LLC

RIVERSIDE RETIREMENT LIMITED PARTNERSHIP

By: HARBORSIDE HEALTH I LLC, its general partner

ROCKY MOUNTAIN HOME CARE II, LLC

ROCKY MOUNTAIN HOSPICE OF BILLINGS, LLC

ROCKY MOUNTAIN HOSPICE OF BUTTE, LLC

Schedule I

ROCKY MOUNTAIN HOSPICE OF MISSOULA, LLC

ROMNEY HEALTH CARE CENTER LIMITED PARTNERSHIP

By: GENESIS OPERATIONS VI LLC, its general partner

ROUTE 92 OPERATIONS LLC

ROYALWOOD CARE CENTER, LLC

SADDLE SHOP ROAD OPERATIONS LLC

SALISBURY JV LLC

SHARON CARE CENTER, LLC

SHAWNEE GARDENS HEALTHCARE AND REHABILITATION CENTER, LLC

SHAWNEE PROPERTY, LLC

SHG PARTNERSHIP, LLC

SHG RESOURCES, LLC

SIGNATURE HOSPICE & HOME HEALTH, LLC

SKIES HEALTHCARE AND REHABILITATION CENTER, LLC

SKILES AVENUE AND STERLING DRIVE OPERATIONS LLC

SKILLED HEALTHCARE, LLC

SOUTHWEST PAYROLL SERVICES, LLC

SOUTHWOOD AUSTIN PROPERTY, LLC

SOUTHWOOD CARE CENTER, LLC

SPRING SENIOR ASSISTED LIVING, LLC

SR-73 AND LAKESIDE AVENUE OPERATIONS LLC

ST. ANTHONY HEALTHCARE AND REHABILITATION CENTER, LLC

ST. CATHERINE HEALTHCARE AND REHABILITATION CENTER, LLC

ST. ELIZABETH HEALTHCARE AND REHABILITATION CENTER, LLC

ST. JOHN HEALTHCARE AND REHABILITATION CENTER, LLC

ST. THERESA HEALTHCARE AND REHABILITATION CENTER, LLC

STATE STREET ASSOCIATES, L.P.

By: STATE STREET ASSOCIATES, INC., its general partner

STATE STREET KENNETT SQUARE, LLC

STILLWELL ROAD OPERATIONS LLC

SUMMIT CARE PARENT, LLC

SUMMIT CARE PHARMACY, LLC

SUMMIT CARE, LLC

SUN HEALTHCARE GROUP, INC.

SUN VALLEY HOME CARE II, LLC

SUN VALLEY HOSPICE II, LLC

SUNBRIDGE BECKLEY HEALTH CARE LLC

SUNBRIDGE BRASWELL ENTERPRISES, LLC

SUNBRIDGE BRITTANY REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE BRITTANY REHABILITATION CENTER, LLC

SUNBRIDGE CARE ENTERPRISES WEST, LLC

SUNBRIDGE CARE ENTERPRISES, LLC

SUNBRIDGE CARMICHAEL REHABILITATION CENTER, LLC

SUNBRIDGE CARMICHAEL REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE CHARLTON HEALTHCARE, LLC

SUNBRIDGE CIRCLEVILLE HEALTH CARE LLC

SUNBRIDGE CLIPPER HOME OF PORTSMOUTH, LLC

SUNBRIDGE CLIPPER HOME OF ROCHESTER, LLC

SUNBRIDGE DUNBAR HEALTH CARE LLC

SUNBRIDGE GARDENDALE HEALTH CARE CENTER, LLC

Schedule I

SUNBRIDGE GLENVILLE HEALTH CARE, LLC

SUNBRIDGE GOODWIN NURSING HOME HOLDCO, INC.

SUNBRIDGE GOODWIN NURSING HOME, LLC

SUNBRIDGE HALLMARK HEALTH SERVICES HOLDCO, INC.

SUNBRIDGE HALLMARK HEALTH SERVICES, LLC

SUNBRIDGE HARBOR VIEW REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE HARBOR VIEW REHABILITATION CENTER LLC

SUNBRIDGE HEALTHCARE, LLC

SUNBRIDGE JEFF DAVIS HEALTHCARE, LLC

SUNBRIDGE MARION HEALTH CARE LLC

SUNBRIDGE MEADOWBROOK REHABILITATION CENTER LLC

SUNBRIDGE MOUNTAIN CARE MANAGEMENT HOLDCO, INC.

SUNBRIDGE MOUNTAIN CARE MANAGEMENT, LLC

SUNBRIDGE NURSING HOME, LLC

SUNBRIDGE OF HARRIMAN, LLC

SUNBRIDGE PARADISE REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE PARADISE REHABILITATION CENTER, LLC

SUNBRIDGE PUTNAM HEALTH CARE LLC

SUNBRIDGE REGENCY-NORTH CAROLINA, LLC

SUNBRIDGE REGENCY-TENNESSEE, LLC

SUNBRIDGE RETIREMENT CARE ASSOCIATES, LLC

SUNBRIDGE SALEM HEALTH CARE LLC

SUNBRIDGE SHANDIN HILLS REHABILITATION CENTER LLC

SUNBRIDGE STOCKTON REHABILITATION CENTER HOLDCO, INC.

SUNBRIDGE STOCKTON REHABILITATION CENTER, LLC

SUNBRIDGE SUMMERS LANDING HOLDCO, INC.

SUNBRIDGE SUMMERS LANDING, LLC

SUNBRIDGE WEST TENNESSEE HOLDCO, INC.

SUNBRIDGE WEST TENNESSEE, LLC

SUNDANCE REHABILITATION AGENCY, LLC

SUNDANCE REHABILITATION HOLDCO, INC.

SUNDANCE REHABILITATION LLC

SUNMARK OF NEW MEXICO, LLC

THE CLAIRMONT TYLER, LLC

THE EARLWOOD, LLC

THE HEIGHTS OF SUMMERLIN, LLC

THE REHABILITATION CENTER OF ALBUQUERQUE, LLC

THE REHABILITATION CENTER OF INDEPENDENCE, LLC

THE REHABILITATION CENTER OF OMAHA, LLC

THIRTY FIVE BEL-AIRE DRIVE SNF OPERATIONS LLC

THREE MILE CURVE OPERATIONS LLC

TOWN AND COUNTRY BOERNE PROPERTY, LLC

TOWN AND COUNTRY MANOR, LLC

VINTAGE PARK AT ATCHISON, LLC

VINTAGE PARK AT BALDWIN CITY, LLC

VINTAGE PARK AT EUREKA, LLC

VINTAGE PARK AT FREDONIA, LLC

VINTAGE PARK AT GARDNER, LLC

VINTAGE PARK AT HIAWATHA, LLC

VINTAGE PARK AT HOLTON, LLC

Schedule I

VINTAGE PARK AT LENEXA, LLC

VINTAGE PARK AT LOUISBURG, LLC

VINTAGE PARK AT NEODESHA, LLC

VINTAGE PARK AT OSAGE CITY, LLC

VINTAGE PARK AT OSAWATOMIE, LLC

VINTAGE PARK AT OTTAWA, LLC

VINTAGE PARK AT PAOLA, LLC

VINTAGE PARK AT SAN MARTIN, LLC

VINTAGE PARK AT STANLEY, LLC

VINTAGE PARK AT TONGANOXIE, LLC

VINTAGE PARK AT WAMEGO, LLC

VINTAGE PARK AT WATERFRONT, LLC

WAKEFIELD HEALTHCARE, LLC

WESTFIELD HEALTHCARE, LLC

WESTWOOD MEDICAL PARK OPERATIONS LLC

WILLOW CREEK HEALTHCARE CENTER, LLC

WOODLAND CARE CENTER, LLC

WOODSPOINT LLC

ONE PRICE DRIVE OPERATIONS LLC

1165 EASTON AVENUE OPERATIONS LLC

1165 EASTON AVENUE PROPERTY, LLC

120 MURRAY STREET OPERATIONS LLC

120 MURRAY STREET PROPERTY LLC

1351 OLD FREEHOLD ROAD OPERATIONS LLC

1420 SOUTH BLACK HORSE PIKE OPERATIONS LLC

1420 SOUTH BLACK HORSE PIKE PROPERTY, LLC

201 NEW ROAD OPERATIONS LLC

2015 EAST WEST HIGHWAY OPERATIONS LLC

2015 EAST WEST HIGHWAY PROPERTY, LLC

23 FAIR STREET OPERATIONS LLC

23 FAIR STREET PROPERTY, LLC

261 TERHUNE DRIVE OPERATIONS LLC

261 TERHUNE DRIVE PROPERTY, LLC

279 CABOT STREET OPERATIONS LLC

279 CABOT STREET PROPERTY LLC

3000 HILLTOP ROAD OPERATIONS LLC

3000 HILLTOP ROAD PROPERTY, LLC

40 WHITEHALL ROAD OPERATIONS LLC

40 WHITEHALL ROAD PROPERTY LLC

400 29TH STREET NORTHEAST OPERATIONS LLC

400 29TH STREET NORTHEAST PROPERTY LLC

475 JACK MARTIN BOULEVARD OPERATIONS LLC

4755 SOUTH 48TH STREET OPERATIONS LLC

4755 SOUTH 48TH STREET PROPERTY LLC

55 KONDRACKI LANE OPERATIONS LLC

55 KONDRACKI LANE PROPERTY, LLC

56 HAMILTON AVENUE OPERATIONS LLC

740 OAK HILL ROAD OPERATIONS LLC

740 OAK HILL ROAD PROPERTY LLC

800 MEDCALF LANE NORTH OPERATIONS LLC

Schedule I

800 MEDCALF LANE NORTH PROPERTY LLC

8000 ILIFF DRIVE OPERATIONS LLC

8000 ILIFF DRIVE PROPERTY LLC

Schedule I